Exhibit 10.8

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of October 31, 2008, by Hyde Park Acquisition Corp., a Delaware corporation (the “Company”), in favor of Ronald L. Schad, Martin A. Kroll, William L. Erwin and William J. O’Rourke (collectively, the “Investors.”).

A. The Company and the Investors are parties to that certain Amended and Restated Limited Liability Company Agreement (the “LLC Agreement”) of Essex Holdings, dated as of even date herewith, pursuant to which the Investors have the right to exchange limited liability company interests in Essex Holdings LLC (the “LLC Interests”) for shares of the Company’s Common Stock (each such transaction, an “Exchange”);

B. Each of the Investors are party to certain Lock-Up Agreements with the Company, pursuant to which each of the Investors have agreed to certain restrictions on their right to transfer the shares of Common Stock issuable upon an Exchange; and

C. The Company desires to provide the Investors certain registration rights with respect to the shares of the Company’s Common Stock issuable upon an Exchange.

1.	REGISTRATION RIGHTS.

1.1 Definitions. For purposes of this Agreement:

(a) Common Stock. The term “Common Stock” means the Company’s common stock, $0.0001 par value per share.

(b) Exchange Act. The term “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

(c) Holder. The term “Holder” means any person owning of record Registrable Securities or any assignee of record of such Registrable Securities to whom rights set forth herein have been duly assigned in accordance with this Agreement.

(d) Reserved.

(e) Reserved.

(f)  Maximum Number of Shares. The “Maximum Number of Shares” means the maximum dollar amount or maximum number of shares that can be sold in a particular offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of shares, as applicable.

(g) Principals. The term “Principals” means Laurence Levy and Edward Levy, and their respective affiliates.

(h) Principal Rights Agreement. The term “Principal Rights Agreement” refers to that certain Registration Rights Agreement, dated as of March 5 2007, by and among the Company, the Principals and Isaac Kier.

(i) Principal Shares. The term “Principal Shares” means (i) all of the shares of Common Stock owned or held by the Principals prior to the consummation of the Company’s initial public offering or (ii) all of the warrants purchased privately by the Principals simultaneously with the consummation of the Company’s initial public offering (and underlying shares of Common Stock) and owned or held by the Principals upon consummation of the Company’s initial public offering.

(j) Registrable Securities. The term “Registrable Securities” means (i) the Common Stock issuable upon Exchange of the LLC Interests and (ii) any shares of Common Stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, any shares of Common Stock described in clause (i). As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when:  (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such registration statement; (b) such securities shall have been transferred pursuant to Rule 144 of the Securities Act, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration under the Securities Act; (c) such securities may be sold by the Holder without restriction, or (d) such securities shall have ceased to be outstanding.

(k) Registration. The terms “register,” “registration” and “registered” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

(l) SEC. The term “SEC” or “Commission” means the U.S. Securities and Exchange Commission.

(m) Securities Act. The term “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

(n) Underwriter. The term “Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.

1.2 Reserved.

1.3 Registrations on behalf of Holders.

(a) Piggy-Back Registration.

(1) In the event that, prior to the second anniversary of the date hereof, any of the Principal Shares are to be registered for sale pursuant to a registration statement under the Securities Act, or on or after the second anniversary of the date hereof, any shares of Common Stock are to be registered for sale pursuant to a registration statement under the Securities Act other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing stockholders, (iii) for an offering of debt that is convertible into equity securities of the Company or (iv) for a dividend reinvestment plan, (x) the Company shall send notice thereof to the Holders as soon as practicable but in no event less than ten (10) days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering, and (y) offer to the Holders the opportunity to register the sale of such number of shares of Registrable Securities as such Holder may request in writing within five (5) days following receipt of such notice (a “Piggy-Back Registration”). The Company shall cause such Registrable Securities to be included in such registration and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities being sold in such offering and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All Holders proposing to distribute their securities through a Piggy-Back Registration that involves an Underwriter or Underwriters shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Piggy-Back Registration.

(2) If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering advises the Company and the holders of Registrable Securities in writing that the dollar amount or number of shares of Common Stock which the Principals or the Company desire to sell, taken together with shares of Common Stock, if any, as to which registration has been demanded pursuant to written contractual arrangements with persons other than the holders of Registrable Securities hereunder, the Registrable Securities as to which registration has been requested under this Section 1.3(a), and the shares of Common Stock, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other stockholders of the Company, exceeds the Maximum Number of Shares, then the Company shall include in any such registration:

(i)  If the registration is undertaken for the Company’s account: (A) first, the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the shares of Common Stock or other securities, if any, comprised of Registrable Securities and Principal Shares, as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights of such security holders, pro rata in accordance with the number of Shares that each such person has requested be included in such registration, regardless of the number of Shares held by such person (“Pro Rata”) that can be sold without exceeding the Maximum Number of Shares (but without prejudice to or reduction of the rights of the holders of Option Securities (as defined in the Principal Rights Agreement) pursuant to that certain Unit Purchase Option, dated March 5, 2007 (the “Unit Purchase Option”)); and (C) third, to the extent that the Maximum Number of shares has not been reached under the foregoing clauses (A) and (B), the shares of Common Stock or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual piggy-back registration rights with such persons and that can be sold without exceeding the Maximum Number of Shares;

(ii)  If the registration is a “demand” registration undertaken at the demand of holders of Principal Shares, (A) first, the shares of Common Stock or other securities for the account of the demanding persons and the shares of Registrable Securities as to which registration has been requested pursuant to the terms hereof, Pro Rata, that can be sold without exceeding the Maximum Number of Shares (but without prejudice to or reduction of the rights of the holders of Option Securities pursuant to the Unit Purchase Option); (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (C) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), the shares of Option Securities, Pro Rata, as to which registration has been requested pursuant to the Unit Purchase Option, that can be sold without exceeding the Maximum Number of Shares ; and (D) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A), (B) and (C), the shares of Common Stock or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual arrangements with such persons, that can be sold without exceeding the Maximum Number of Shares; and

(iii)   If the registration is a “demand” registration undertaken at the demand of persons other than either the holders of Registrable Securities or Principal Shares, (A) first, the shares of Common Stock or other securities for the account of the demanding persons that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (C) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), the shares of Common Stock or other securities comprised of Registrable Securities and Principal Shares, Pro Rata, as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights of such security holders, that can be sold without exceeding the Maximum Number of Shares (but without prejudice to or reduction of the rights of the holders of Option Securities pursuant to the Unit Purchase Option) and (D) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A), (B) and (C), the shares of Common Stock or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual arrangements with such persons, that can be sold without exceeding the Maximum Number of Shares.

(3) Any Holder may elect to withdraw such Holders’ request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement. The Principals may withdraw a demand for registration statement at any time prior to the effectiveness of such registration statement. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the Holders in connection with such Piggy-Back Registration as provided in Section 1.3(c).

(b) Request for Registration.

(1) At any time and from time to time on or after the second anniversary of the date hereof, the holders of at least 50% of the aggregate number of shares of Common Stock held by all Holders, on an as-Exchanged basis, may make a written demand for registration under the Securities Act of all or part of the Registrable Securities held by such Holders (the “Demand Registration”). Any demand for a Demand Registration shall specify the number of shares of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. The Company will notify all Holders of the demand, and each Holder who wishes to include all or a portion of his Registrable Securities in the Demand Registration (each such Holder including shares of Registrable Securities in such registration, a “Demanding Holder”) shall so notify the Company within fifteen (15) days after the receipt by the holder of the notice from the Company. Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration, subject to Sections 1.3(b)(2) and 1.3(b)(5). The Company shall not be obligated to effect more than one (1) Demand Registration under this Section 1.3(b) in respect of all Registrable Securities held by Holders. Notwithstanding the foregoing, if, at the time the Company is required to file or effect a Demand Registration, the Company is eligible to file a Registration Statement on Form S-3, then the Company shall have the right to use such form in satisfaction of its obligations under this Section 1.3(b).

(2) Notwithstanding the foregoing, if the Company shall, within the twenty day period immediately following receipt of a written demand pursuant to Section 1.3(b)(1), furnish to the Demanding Holders a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be detrimental to the Company and its shareholders to file the Demand Registration because such filing would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the one-time right to defer such filing for a period of not more than forty-five (45) days after the date of delivery of such certificate; provided, however, the Company shall not register any securities for its own account or that of any other shareholder during such forty-five (45) day period other than in connection with a significant acquisition, corporate reorganization, or other similar transaction involving the Company.

(3) A registration will not count as a Demand Registration until the Registration Statement filed with the Commission with respect to such Demand Registration has been declared effective and the Company has complied with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, the Registration Statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders thereafter elect to continue the offering; provided, further, that the Company shall not be obligated to file a second Registration Statement until a Registration Statement that has been filed is counted as a Demand Registration or is terminated.

(4) If a majority-in-interest of the Demanding Holders so elect and such holders so advise the Company as part of their written demand for a Demand Registration, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. In such event, the right of any holder to include its Registrable Securities in such registration shall be conditioned upon such holder’s participation in such underwriting and the inclusion of such holder’s Registrable Securities in the underwriting to the extent provided herein. All Demanding Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such underwriting by a majority-in-interest of the holders initiating the Demand Registration.

(5) If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering advises the Company and the Demanding Holders in writing that the dollar amount or number of shares of Registrable Securities which the Demanding Holders desire to sell, taken together with all other shares of Common Stock or other securities which the Company desires to sell and the shares of Common Stock, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights held by other stockholders of the Company who desire to sell, exceeds the Maximum Number of Shares, then the Company shall include in such registration: (i) first, the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders, Pro Rata, that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; and (iii) third, to the extent that the Maximum Number of Shares have not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Shares.

(6) If a majority-in-interest of the Demanding Holders disapprove of the terms of any underwriting or are not entitled to include all of their Registrable Securities in any offering, such majority-in-interest of the Demanding Holders may elect to withdraw from such offering by giving written notice to the Company and the Underwriter or Underwriters of their request to withdraw prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Demand Registration. If the majority-in-interest of the Demanding Holders withdraws from a proposed offering relating to a Demand Registration, then such registration shall not count as a Demand Registration provided for in Section 1.3(b)(1).

(c) Expenses. All expenses incurred in connection with a registration pursuant to this Section 1.3, including without limitation all registration, qualification, printers’, accounting and Company counsel fees shall be borne by the Company. Fees and expenses of counsel to the selling Holders and any other expenses exclusive to the selling Holders, including brokerage commissions or fees, shall be borne by the selling Holders. The Company shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the holders thereof pursuant to this Section 1.3, which underwriting discounts or selling commissions shall be borne by such holders. Additionally, in an underwritten offering, all selling stockholders and the Company shall bear the expenses of the Underwriter pro rata in proportion to the respective amount of shares each is selling in such offering.

1.4 Obligations of the Company. When required to effect the registration of any Registrable Securities under this Agreement, the Company shall, subject to the provisions of Section 1.4(e) below, as expeditiously as reasonably possible:

(a) Use its best efforts to prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective as soon as reasonably practicable, and to remain continuously effective for three years from the date of effectiveness or until no Registrable Securities are outstanding, whichever occurs earlier.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such registration statement until such time as all of such Registrable Securities registered thereunder shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such registration statement. In the case of amendments and supplements to a registration statement which are required to be filed pursuant to this Agreement by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such registration statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement such registration statement.

(c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration statement.

(d) Use reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions. The Company shall promptly notify each selling Holder of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

(e) Notify each selling Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the occurrence of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and promptly prepare a supplement or amendment to such registration statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to each selling Holder (or such other number of copies as such Holder may reasonably request).

(f) Use its commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness of any registration statement prepared hereunder, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, (ii) if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify each Holder who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(g) Use its commercially reasonable efforts either to cause all the Registrable Securities covered by a registration statement prepared hereunder to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 1.4(g).

(h) Cooperate with the Holders who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a registration statement filed hereunder and enable such certificates to be in such denominations or amounts, as the case may be, as such Holders may reasonably request and registered in such names as such Holders may request.

(i) If requested by a selling Holder, use its commercially reasonable efforts to (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as a selling Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any registration statement if reasonably requested by a selling Holder holding any Registrable Securities.

(j) Promptly make available for inspection by the selling Holders and any Underwriter, attorney or accountant or other agent retained by such Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such Holders or any Underwriters, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith.

(k) Notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed.

(l) After such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

(m) Notwithstanding any other provision of this Agreement, from and after the time a registration statement filed under this Section 1 covering Registrable Securities is declared effective, the Company shall have the right to suspend the registration statement and the related prospectus in order to prevent premature disclosure of any material non-public information related to corporate developments by delivering notice of such suspension to the Holders, provided, however, that the Company may exercise the right to such suspension only once in any 12-month period and for a period not to exceed forty-five (45) days. From and after the date of a notice of suspension under this Section 1.4(m), each selling Holder agrees not to use the registration statement or the related prospectus for resale of any Registrable Security until the earlier of (1) notice from the Company that such suspension has been lifted or (2) the 60th day following the giving of the notice of suspension.

1.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 1.3 that the selling Holders shall furnish to the Company or the managing Underwriter, if any, such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to timely effect the registration of their Registrable Securities.

1.6 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.7 Indemnification. In the event any Registrable Securities are included in a registration statement under Section 1.3:

(a) By the Company. To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, directors, members, employees and agents of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, the “Violations” and, individually, a “Violation”):

(1) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; or

(2) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

(3) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement.

The Company will promptly reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, after a request for reimbursement has been received by the Company, in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 1.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration under this Agreement by such Holder, partner, officer, director, underwriter or controlling person of such Holder. The Company also shall indemnify any Underwriter of the Registrable Securities, their officers, affiliates, directors, partners, members and agents and each person who controls such Underwriter on substantially the same basis as that of the indemnification provided above in this Section 1.7.

(b) By Selling Holders. To the extent permitted by law, each selling Holder will be required severally and not jointly to indemnify and hold harmless the Company, each of its directors, employees, agents, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, directors or officers or any person who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, partner or director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration under this Agreement. Each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; promptly after a request for reimbursement has been received by the indemnifying Holder, provided, however, that the indemnity agreement contained in this Section 1.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the selling Holder, which consent shall not be unreasonably withheld; and provided further, that the total amounts payable in indemnity by a selling Holder under this Section 1.7(b) in respect of any Violation shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

(c) Notice. Promptly after receipt by an indemnified party under this Section  1.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section  1.7, deliver to the indemnifying party a written notice of the commencement thereof. The indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.7.

(d) Defect Eliminated in Final Prospectus. The foregoing indemnity agreements of the Company and selling Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the “Final Prospectus”), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

(e) Contribution. If the indemnification provided for in this Section 1.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by such indemnified party with respect to such loss, liability, claim, damage or expense in the proportion that is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party pursuant to a registration under this Agreement, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In any such case, (A) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

(f) Survival. The obligations of the Company and selling Holders under this Section 1.7 shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.

1.8 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

(a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

(b) Use reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c) So long as a Holder owns any Registrable Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

1.9 No Net Cash Settlement Value. In connection with an Exchange, the Company will not be obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of an Exchange; however, the Company may satisfy its obligation by delivering unregistered shares of Common Stock. In no event will be the Company be required to net cash settle an Exchange of LLC Interests.

1.10 Additional Shares. The Company, at its option, may register, under any registration statement and any filings with any state securities commissions filed pursuant to this Agreement, any number of unissued shares of Common Stock of the Company or any shares of Common Stock or other securities of the Company owned by any other securityholder(s) of the Company.

2. ASSIGNMENT AND AMENDMENT.

2.1 Assignment. The registration rights of a Holder under Section 1 hereof may be assigned only to an assignee of LLC Interests permitted under the LLC Agreement; provided, however that no party may assign any of the foregoing rights unless the Company is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee and identifying the securities of the Company as to which the rights in question are being assigned; and provided further that any such assignee acknowledges in writing the terms and conditions of, and its obligations as a Holder under, this Agreement.

2.2 Amendment and Waiver of Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders (and/or any of their permitted successors and assignors) holding LLC Interests representing and/or exchangeable for a majority of all of the Holders’ Shares, or , following such exchange, holding a majority of all of the Holders’ Shares, provided that the consent of the Holders shall not be required after such time as the Holders shall not hold any LLC Interests exchangeable for Holders’ Shares or any Holders’ Shares. As used herein, the term “Holders’ Shares” shall mean the shares of Common Stock then issuable upon Exchange of all then outstanding LLC Interests held by the Holders. Any amendment or waiver effected in accordance with this Section 2.2 shall be binding upon each Holder, each permitted successor or assignee of such Holder and the Company.

3. GENERAL PROVISIONS.

3.1 Notices. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) at the time of transmission by facsimile, addressed to the other party at its facsimile number specified herein (or hereafter modified by subsequent notice to the parties hereto), with confirmation of receipt made by both telephone and printed confirmation sheet verifying successful transmission of the facsimile; (iii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iv) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries.

All notices not delivered personally or by facsimile will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address or facsimile number as follows, or at such other address or facsimile number as such other party may designate by one of the indicated means of notice herein to the other parties hereto as follows:

(a) if to a Holder, at such Holder’s address as set forth on Exhibit A hereto.

(b) if to the Company, marked “Attention: President”, at Hyde Park Acquisition Corp., 461 Fifth Avenue, 25th Floor, New York, New York 10017.

3.2 Entire Agreement. This Agreement and the documents referred to herein, together with all the Exhibits hereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede any and all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

3.3 Governing Law; Jurisdiction. This Agreement will be governed by and construed in accordance with the laws of the State of New York , without giving effect to that body of laws pertaining to conflict of laws. Each of the parties hereto hereby irrevocably consents to the exclusive jurisdiction of the courts of the Second Department of the Supreme Court of the State of New York and the United States District Court for the Southern District of New York and waives trial by jury in any action or proceeding with respect to this Agreement.

3.4 Severability. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.

3.5 Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

3.6 Successors And Assigns. Subject to the provisions of Section 2.1, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives.

3.7 Titles and Headings. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement.

3.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

3.9 Further Assurances. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

HYDE PARK ACQUISITION CORP.

By:	/s/ Laurence Levy
Name:	Laurence Levy
Title:	Chief Executive Officer

/s/ Martin A. Kroll
Martin A. Kroll

/s/ Ronald L. Schad
Ronald L. Schad

/s/ William L. Erwin
William L. Erwin

/s/ William J. O’Rourke
William J. O’Rourke

[Signature page to Registration Rights Agreement]

EXHIBIT A

Ronald L. Schad

Martin A. Kroll

William L. Erwin

William J. O’Rourke